UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008

_________________________________________________________________________________
SulphCo, Inc.
_________________________________________________________________________________
(Exact name of registrant as specified in charter)

Nevada	001-32636	88-0224817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N., Suite 190
Houston, Texas  77043
(Address of principal executive offices)  (Zip Code)

(713) 896-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2008, SulphCo, Inc. (the "Company") filed a Certificate of Amendment to the Company's Restated Articles of Incorporation with the Secretary of State of Nevada, which became effective upon filing. The Certificate of Amendment amended Article Ten of the Company's Restated Articles of Incorporation, removing the right of stockholders to act by written consent in lieu of a meeting. This amendment was approved by the Company’s stockholders at the annual meeting of stockholders held on June 18, 2008.

A copy of the Certificate of Amendment as filed with the Secretary of State of Nevada is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

By press release issued on June 13, 2008, the Company announced that it was hosting an investor conference call, which was held on June 24, 2008. The Company’s presentation during the investor conference call is furnished as Exhibit 99.1 to this Form 8-K.

A teleconference replay of the call will be available through July 1, 2008, by dialing 877-660-6853 in the U.S., or 201-612-7415 from outside of the U.S. To access the replay, the account number is 286 and the conference ID number is 288533. A webcast replay is available until September 24, 2008 by visiting http://www.investorcalendar.com/IC/CEPage.asp?ID=130869.

The information under Item 7.01 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in Exhibit 99.1 in the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Certificate of Amendment, dated June 20, 2008, to the Restated Articles of Incorporation of SulphCo, Inc.
99.1	SulphCo, Inc. - June 24, 2008 Investor Conference Call Prepared Remarks

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SulphCo, Inc.

Dated as of: June 25, 2008	By:	/s/ Stanley W. Farmer
Name: Stanley W. Farmer
Title: Vice President and Chief Financial Officer